UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 27, 2009
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 804-697-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events

Modified SEC Reporting

As previously disclosed, Chesapeake Corporation (“Chesapeake”) and its U.S. operating subsidiaries filed voluntary petitions in the United States Bankruptcy Court for the Eastern District of Virginia in Richmond (the “Bankruptcy Court”) on December 29, 2008, seeking relief under the provisions of Chapter 11 of the United States Bankruptcy Code.  During the pendency of the bankruptcy proceedings, Chesapeake will adopt a modified reporting program with respect to its reporting obligations under the federal securities laws.  In lieu of filing annual reports on Form 10-K and quarterly reports on Form 10-Q, Chesapeake will file current reports on Form 8-K to disclose material financial information, including copies of Chesapeake’s monthly operating reports required to be submitted to the Bankruptcy Court and, when available, consolidated fiscal year 2008 financial reports for the Chesapeake group of companies, and material events relating to the bankruptcy proceedings.  Chesapeake believes that it meets the conditions for modified reporting set forth in Exchange Act Release No. 9660 (the “Release”), dated June 30, 1972, and that its modified reporting program is consistent with the protection of its investors as set forth in the Release.

Monthly Operating Reports

On February 27, 2009, Chesapeake filed with the Bankruptcy Court its unaudited monthly operating reports for the period from the date of its bankruptcy filing to February 1, 2009 (the “Monthly Reports”).  Copies of the Monthly Reports are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

Chesapeake cautions readers not to place undue reliance upon the information contained in the Monthly Reports.  Information in the Monthly Reports reflects only information related to Chesapeake and its U.S. debtor operating subsidiaries and does not include information for the entire consolidated Chesapeake group.  The Monthly Reports contain financial statements and other financial information that have not been audited or reviewed by independent accountants and may be subject to further review and potential adjustments.  The Monthly Reports are in a format prescribed by applicable bankruptcy laws, were prepared solely for the purpose of complying with the monthly reporting requirements in Chesapeake’s bankruptcy proceedings and contain information for periods that are shorter or different from those contained in periodic reports filed with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended.  The information set forth in the Monthly Reports should not be viewed as representative of Chesapeake’s expected operating results for future periods.

The Monthly Reports are, and any future such monthly operating reports will be, furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits
99.1	Monthly Operating Reports for the period from the date of bankruptcy filing to February 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: March 11, 2009	BY:	/s/ Joel K. Mostrom
Joel K. Mostrom
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Monthly Operating Reports for the period from the date of bankruptcy filing to February 1, 2009